POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Mutual Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, G. D. Hurd, T. M. Hutchison and F. W. Weitz, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Mutual Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 15th day of April, 1997.

                                   /s/ M. V. Andringa
                                   _____________________________________________
                                   M. V. Andringa

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Mutual Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, G. D. Hurd, T. M. Hutchison and F. W. Weitz, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Mutual Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 15th day of April, 1997.

                                   /s/ R. M. Davis
                                   _____________________________________________
                                   R. M. Davis

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Mutual Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, G. D. Hurd, T. M. Hutchison and F. W. Weitz, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Mutual Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 15th day of April, 1997.

                                   /s/ D. J. Drury
                                   _____________________________________________
                                   D. J. Drury


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Mutual Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, G. D. Hurd, T. M. Hutchison and F. W. Weitz, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Mutual Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 15th day of April, 1997.

                                   /s/ C. D. Gelatt, Jr.
                                   _____________________________________________
                                   C. D. Gelatt, Jr.

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Mutual Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, G. D. Hurd, T. M. Hutchison and F. W. Weitz, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Mutual Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 15th day of April, 1997.

                                   /s/ G. D. Hurd
                                   _____________________________________________
                                   G. D. Hurd

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Mutual Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, G. D. Hurd, T. M. Hutchison and F. W. Weitz, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Mutual Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 15th day of April, 1997.

                                   /s/ T. M. Hutchison
                                   _____________________________________________
                                   T. M. Hutchison

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Mutual Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, G. D. Hurd, T. M. Hutchison and F. W. Weitz, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Mutual Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 15th day of April, 1997.

                                   /s/ C. S. Johnson
                                   _____________________________________________
                                   C. S. Johnson

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Mutual Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, G. D. Hurd, T. M. Hutchison and F. W. Weitz, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Mutual Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 15th day of April, 1997.

                                   /s/ W. T. Kerr
                                   _____________________________________________
                                   W. T. Kerr

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Mutual Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, G. D. Hurd, T. M. Hutchison and F. W. Weitz, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Mutual Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 15th day of April, 1997.

                                   /s/ Lee Liu
                                   _____________________________________________
                                   Lee Liu

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Mutual Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, G. D. Hurd, T. M. Hutchison and F. W. Weitz, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Mutual Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 15th day of April, 1997.

                                   /s/ V. H. Loewenstein
                                   _____________________________________________
                                   V. H. Loewenstein

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Mutual Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, G. D. Hurd, T. M. Hutchison and F. W. Weitz, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Mutual Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 15th day of April, 1997.

                                   /s/ R. D. Pearson
                                   _____________________________________________
                                   R. D. Pearson

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Mutual Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, G. D. Hurd, T. M. Hutchison and F. W. Weitz, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Mutual Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 15th day of April, 1997.

                                   /s/ J. R. Price
                                   _____________________________________________
                                   J. R. Price

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Mutual Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, G. D. Hurd, T. M. Hutchison and F. W. Weitz, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Mutual Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 15th day of April, 1997.

                                   /s/ B. A. Rice
                                   _____________________________________________
                                   B. A. Rice

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Mutual Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, G. D. Hurd, T. M. Hutchison and F. W. Weitz, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Mutual Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 15th day of April, 1997.

                                   /s/ J-P C. Rosso
                                   _____________________________________________
                                   J-P C. Rosso

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Mutual Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, G. D. Hurd, T. M. Hutchison and F. W. Weitz, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Mutual Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 15th day of April, 1997.

                                   /s/ D. M. Stewart
                                   _____________________________________________
                                   D. M. Stewart

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Mutual Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, G. D. Hurd, T. M. Hutchison and F. W. Weitz, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Mutual Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 15th day of April, 1997.

                                   /s/ E. E. Tallett
                                   _____________________________________________
                                   E. E. Tallett

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Mutual Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, G. D. Hurd, T. M. Hutchison and F. W. Weitz, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Mutual Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 15th day of April, 1997.

                                   /s/ D. D. Thornton
                                   _____________________________________________
                                   D. D. Thornton

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal Mutual Life Insurance Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. J. Drury, G. D. Hurd, T. M. Hutchison and F. W. Weitz, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to variable annuity contracts, with premiums received in connection with such contracts held in the Principal Mutual Life Insurance Company Separate Account B on Form N-4 or other forms under the Securities Act of 1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 15th day of April, 1997.

                                   /s/ F. W. Weitz
                                   _____________________________________________
                                   F. W. Weitz